EXHIBIT 21

METRO-GOLDWYN-MAYER INC. AND SUBSIDIARIES

As of December 31, 2003

AIDART DISTRIBUTORS CORP. NY

AIDART PICTURES, INC. NY

ALBINO ALLIGATOR PRODUCTIONS, INC. CA

ALPHA LIBRARY COMPANY, INC. DE

ALTAR PRODUCTIONS, INC. CA

AMBULANCE PRODUCTIONS, INC. CA

AMERICAN INTERNATIONAL PICTURES, INC. DE

BACKLOT PRODUCTIONS INC. DE

BAND FILMS, INC. CA

BEGINNING TO ROAR INC. DE

BETA LIBRARY COMPANY, INC. DE

BEVERLY HILLS NINJA PRODUCTIONS, INC. CA

BRIGHTON PRODUCTIONS, INC. CA

CANDANTINO MUSIC, INC. DE

CANZIONE MUSIC, INC. DE

CARCASSONNE PRODUCTIONS INC. DE

CHARLES BAND FILMS, INC. CA

COSMIC TITLE CORP. DE

DARK DANCING PRODUCTIONS INC. DE

DAYS PICTURE CORPORATION NY

DAYTON FILM PRODUCTIONS, INC. CA

DELTA LIBRARY COMPANY, INC. DE

DELTA LIBRARY HOLDINGS, INC. DE

DOMESTIC LIBRARY ACQUISITION, LLC DE

DONNA MUSIC PUBLICATIONS CA

DUBLIN FILMS INC. DE

EIGHTEEN LEASING CORPORATION DE

EMPIRE ENTERTAINMENT, INC. CA

EPIC PICTURES ENTERPRISES, INC. CA

EPSILON LIBRARY COMPANY, INC. DE

ESPARZA/KATZ PRODUCTIONS, INC. CA

F.P. PRODUCTIONS CA

FAMOUS ARTISTS AGENCY, INC. CA

FAMOUS ARTISTS PRODUCTIONS, INC. CA

FIRST WALNUT INC. DE

FLIPPER PRODUCTIONS, INC. CA

FOREIGN LIBRARY ACQUISITION, LLC DE

G-2 ENTERTAINMENT COMPANY CA

G26 COMPANY DE

GAMMA LIBRARY COMPANY, INC. DE

GHOULIES PRODUCTIONS, INC. CA

GRAND TALK INC. DE

HERITAGE ENTERTAINMENT, INC. DE

IVAN TORS MUSIC, INC. CA

JH PRODUCTIONS INC. DE

LAMBDA LIBRARY COMPANY, INC. DE

LEXYN PRODUCTIONS, INC. CA

LION INDEPENDENT TELEVISION INC. DE

LOPERT PICTURES CORPORATION DE

MAPLE STREET ENTERTAINMENT INC. DE

MCEG STERLING COMPUTER SERVICES CA

MCEG STERLING DEVELOPMENT CA

MCEG STERLING ENTERTAINMENT CA

MCEG STERLING PRODUCTIONS CA

MEDIA RESOURCES CREDIT CORPORATION DE

METRO PICTURES CORPORATION OF AMERICA DE

METRO-GOLDWN-MAYER ANIMATION, INC. DE

METRO-GOLDWYN-MAYER DISTRIBUTION CO. DE

METRO-GOLDWYN-MAYER HOME ENTERTAINMENT LLC DE

METRO-GOLDWYN-MAYER INC. DE

METRO-GOLDWYN-MAYER INDIA, LTD. NJ

METRO-GOLDWYN-MAYER INTERACTIVE PRODUCTIONS INC. DE

METRO-GOLDWYN-MAYER LION CORP. DE

METRO-GOLDWYN-MAYER MOTION PICTURE CO. NJ

METRO-GOLDWYN-MAYER MUSIC INC. DE

METRO-GOLDWYN-MAYER OF CHINA, INC. NJ

METRO-GOLDWYN-MAYER ONLINE INC. DE

METRO-GOLDWYN-MAYER OVERSEAS INC. DE

METRO-GOLDWYN-MAYER PICTURES INC. DE

METRO-GOLDWYN-MAYER STUDIOS INC. DE

MGM AND UA SERVICES COMPANY DE

MGM DEVELOPMENT, INC. DE

MGM DIGITAL DEVELOPMENT INC. DE

MGM DOMESTIC TELEVISION DISTRIBUTION LLC DE

MGM GLOBAL HOLDINGS INC. DE

MGM HOME ENTERTAINMENT DISTRIBUTION CORP. DE

MGM INTERACTIVE INC. DE

MGM INTERNATIONAL TELEVISION DISTRIBUTION INC. DE

MGM LAPTV LLC DE

MGM LION PRINTS LLC DE

MGM ME INC. DE

MGM MIDDLE EAST CO. DE

MGM/NBC MEDIA SALES, LLC

MGM NETWORKS INC. DE

MGM NETWORKS U.S. INC. DE

MGM NORTH AMERICA HOLDINGS INC. DE

MGM ON DEMAND INC. DE

MGM ONLINE INC. DE

MGM SUPER PRODUCTIONS INC. DE

MGM TELEVISION AUSTRALIA INC. DE

MGM TELEVISION ENTERTAINMENT INC. DE

MGM/UA, INC. DE

MIDNIGHT BLUE PRODUCTIONS, INC. CA

MUSICWAYS, INC. CA

NAPTIME PRODUCTIONS INC. DE

NINETEEN LEASING CORPORATION DE

NSNA CO. DE

OMEGA LIBRARY COMPANY, INC. DE

OPC MUSIC PUBLISHING, INC. CA

ORION FILM CLASSICS COMPANY DE

ORION HOME ENTERTAINMENT CORPORATION DE

ORION MUSIC PUBLISHING, INC. CA

ORION PICTURES CORPORATION DE

ORION PICTURES DISTRIBUTION CORPORATION DE

ORION PICTURES LIBRARY ACQUISITION CO., INC. DE

ORION TV PRODUCTIONS, INC. NY

P & F ACQUISITION CORP. DE

PARTNERSHIP PICTURE CORP. NY

PATHE ENTERTAINMENT MOVIESONGS, INC. CA

PATHE ENTERTAINMENT MUSIC, INC. CA

PATHE FILMS, INC. NY

PATHE RELEASING CORP. NY

PATHE TS, INC. DE

PFE LIBRARY ACQUISITION COMPANY, INC. DE

PURPLE PHOTOPLAYS, INC. NY

RED CORNER PRODUCTION INC. DE

SARAFILMS PRODUCTIONS INC. DE

SEVENTEEN LEASING CORPORATION DE

SHE SPIES INC. DE

SIGMA LIBRARY COMPANY, INC. DE

SINGLES PRODUCTIONS, INC. CA

TANGLED WEB PRODUCTIONS, INC. DE

TARYN PRODUCTIONS, INC. CA

THE AZIMUTH COMPANY, INC. WI

THE MIRISCH CORPORATION OF DELAWARE DE

THE WAR AT HOME PRODUCTIONS, INC. CA

THREE PICTURES CORPORATION DE

TIME PRODUCTION INC. DE

TURBO PRODUCTIONS INC.

TWENTY LEASING CORPORATION DE

U.A. OF BRAZIL, INC. DE

U/A MUSIC INC. DE

UNITED ARTISTS CHINA, INC. DE

UNITED ARTISTS CORPORATION DE

UNITED ARTISTS CORPORATION OF EGYPT DE

UNITED ARTISTS CORPORATION OF PUERTO RICO DE

UNITED ARTISTS EUROPA, INC. DE

UNITED ARTISTS FILMS COMPANY CA

UNITED ARTISTS FILMS INC. DE

UNITED ARTISTS FILMS (MR. ACCIDENT) INC. DE

UNITED ARTISTS MUSIC (BELGIUM), INC. DE

UNITED ARTISTS MUSIC INC. DE

UNITED ARTISTS OVERSEAS, INC. DE

UNITED ARTISTS PICTURES INC. DE

UNITED ARTISTS PRODUCTIONS INC. DE

UNITED ARTISTS RECORDS INC. DE

UNITED ARTISTS TELEVISION CORP. DE

UNITED LION MUSIC, INC. DE

VENTURA/GLORIA FILMS INC. DE

VIRGIN VISION CA

WARHART PRODUCTION INC. DE

WEBSPINNER, INC. DE

WIZARD VIDEO, INC. CA

ZETA LIBRARY COMPANY, INC. DE

BALMEDIE PTY, LTD Australia

BLUE WATER PRODUCTIONS LTD. Bahamas

CAMBRIDGE HOLDINGS LTD U.K.

CANADIAN ACQUISITION CORPORATION Canada

CANNON FILM DISTRIBUTION NEDERLAND B.V. Netherlands

CANNON FILM FINANCE LTD U.K.

CANNON INTERNATIONAL B.V. Netherlands

CANNON NEXTLOW LIMITED U.K.

CANNON SCREEN ENTERTAINMENT (HOLDINGS) LTD U.K.

CANNON SCREEN ENTERTAINMENT NV/SA Belgium

EMPIRE STUDIOS SRL Italy

HART VERWALTUNGS-GmbH Germany

HW VERWALTUNGS-GmbH & Co. FILMPRODUKTIONS-KG Germany

LES ARTISTES ASSOCIES S.A. France

LES PRODUCTIONS ARTISTES ASSOCIES S.A. France

MAUBEE PRODUCTIONS, LIMITED Jamaica

METRO-GOLDWYN-MAYER FILMAATSCHAPPIJ B.V. Holland

METRO-GOLDWYN-MAYER HOLDINGS LTD. (CANADA) Canada

METRO-GOLDWYN-MAYER IBERICA S.A. Spain

METRO-GOLDWYN-MAYER INTERNATIONAL INC. (PANAMA) Panama

METRO-GOLDWYN-MAYER SOUTH AMERICA B.V. Holland

MGM FILMS (CYPRUS) LIMITED Cyprus

MGM HOME ENTERTAINMENT (Deutschland) GmbH Germany

MGM HOME ENTERTAINMENT (Europe) LIMITED U.K.

MGM HOME ENTERTAINMENT (France) S.A.S France

MGM HOME ENTERTAINMENT GROUP (Australasia) PTY. LIMITED Australia

MGM HOME ENTERTAINMENT (Nederland) B.V. Netherlands

MGM HUNGARY BUSINESS SERVICES Kft Hungary

MGM INTERNATIONAL B.V. Holland

MGM NEDERLAND B.V. Holland

MGM NETWORKS ASIA PTE. LTD. Singapore

MGM NETWORKS (DEUTSCHLAND) GmbH Germany

MGM PRODUCTIONS LTD U.K.

MGM PRODUCTION SERVICES (B.C.) LTD. Canada

MGM PRODUCTION SERVICES (Canada) LIMITED Canada

MGM TELECOMMUNICATIONS (FRANCE) S.A.R.L. France

MGM TELEVISION (EUROPE) LIMITED England

MGM TELEVISION PRODUCTIONS (ONTARIO), LTD. Canada

MGM/UA HOME ENTERTAINMENT GROUP (Canada) LTD Canada

MGM/UA HOME VIDEO (UK) LTD U.K.

MINTAKA FILMS, B.V. Netherlands

ORION PICTURES DISTRIBUTION (CANADA) INC. Canada

PACIFIC LION TELEVISION (H.K.) LIMITED Hong Kong

PATHE INTERNATIONAL B.V. Holland

PRODUZIONI ASSOCIATE DELPHOS SARL Italy

UNITED ARTISTS (Australasia)(Proprietary) LIMITED Australia

UNITED ARTISTS CORPORATION GmbH Germany

UNITED ARTISTS CORPORATION LIMITED U.K.

UNITED ARTISTS CORPORATION (SouthAfrica)(Proprietary) LIMITED So. Africa

UNITED ARTISTS FILMS LIMITED U.K.

UNITED ARTISTS MUSIC DE MEXICO S.A. Mexico

UNITED ARTISTS SCREEN ENTERTAINMENT LTD U.K.